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                                                                 Exhibit 10.65.1

                                  AMENDMENT ONE

     AMENDMENT ONE (this "AMENDMENT"), dated as of August 17, 2000, by and among EDISON MISSION ENERGY, (the "GUARANTOR"), EME FINANCE UK LIMITED (the "BORROWER"), the BANKS (as defined below) consenting hereto and BARCLAYS BANK PLC, as Facility Agent (the "FACILITY AGENT") for the Banks.

          WHEREAS, the Borrower, certain banks party thereto (the "BANKS"), Barclays Capital and Credit Suisse First Boston, as arrangers, and the Facility Agent have entered into that certain Coal and CAPEX Facility Agreement dated July 16, 1999 (the "FACILITY AGREEMENT");

          WHEREAS, pursuant to the Facility Agreement the Guarantor issued that certain Guarantee, dated as of July 16, 1999 (the "GUARANTEE"), in favor of the Facility Agent, as Facility Agent for the Banks, which sets forth, INTER ALIA, certain covenants of the Guarantor;

          WHEREAS, pursuant to Clause 22 of the Facility Agreement, the consent of the Majority Banks and the Facility Agent is required for any amendment to the Guarantee;

          WHEREAS, the Guarantor and its Subsidiary, Midwest Generation, LLC ("MIDWEST"), desire to enter into the Leveraged Lease Transaction (as defined herein); and

          WHEREAS, the Guarantor has requested, and the Facility Agent and the Banks party hereto have agreed, to amend certain provisions of the Guarantee so as to permit the Leveraged Lease Transaction.

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Guarantee are used herein (and in the introductions and recitals hereto) as defined therein.

          Section 2. AMENDMENT TO THE GUARANTEE. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Guarantee shall be amended as follows:

                           AMENDMENT ONE TO GUARANTEE

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     (a) SECTION 1.1. of the Guarantee shall be amended by adding the following definitions:

          ""LEVERAGED LEASE BASIC DOCUMENTS" means the Operative Documents as defined in the Leveraged Lease Participation Agreement.

          "LEVERAGED LEASE PARTICIPATION AGREEMENT" means, collectively, (i) the Participation Agreement dated as of August 17, 2000 by and among Midwest Generation, LLC, the Guarantor, Powerton Trust I, Powerton Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustees; (ii) the Participation Agreement dated as of August 17, 2000 by and among Midwest Generation, LLC, the Guarantor, Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustees; (iii) the Participation Agreement dated as of August 17, 2000 by and among Midwest Generation, LLC, the Guarantor, Joliet Trust I, Joliet Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustees; and (iv) the Participation Agreement dated as of August 17, 2000 by and among Midwest Generation, LLC, the Guarantor, Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustees.

          "LEVERAGED LEASE TRANSACTION" means the transactions consummated pursuant to the Leveraged Lease Participation Agreement and the Leveraged Lease Basic Documents.".

     (b) SECTION 4.2.4. of the Guarantee shall be amended by (i) deleting the "and" at the end of SUBSECTION 4.2.4.(IV) of the Guarantee; (ii) deleting the period at the end of SUBSECTION 4.2.4.(V) of the Guarantee and replacing it with the following: "; and"; and (iii) adding SUBSECTION 4.2.4.(VI) to SECTION 4.2.4. of the Guarantee as follows:

          "(f) Investments in or on behalf of Persons primarily engaged in the power generation, power sales or power transmission business or in transactions related to such business.".


                           AMENDMENT ONE TO GUARANTEE

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     (c) SECTION 4.2.6. of the Guarantee shall be amended by (i) deleting the period at the end of SUBSECTION 4.2.6.(II) of the Guarantee and (ii) adding the following language at the end of SUBSECTION 4.2.6.(II) of the Guarantee after the word "Investments":

          "or are used to purchase or repay Indebtedness ranking equal in right of payment to senior unsecured Indebtedness of the Guarantor.".

     (d) SECTION 4.2.7. of the Guarantee shall be amended by adding the following sentence at the end of the section:

          "Notwithstanding the foregoing, the Leveraged Lease Transaction and the transactions contemplated by the Leveraged Lease Basic Documents shall be deemed not to be a contract or arrangement with an Affiliate for the purposes of this SECTION 4.2.7.".

     (e) SECTION 4.2.8. of the Guarantee shall be amended by (i) adding the following after the word "Document" in the second line of SECTION 4.2.8. of the
Guarantee: ", any Leveraged Lease Basic Document, any agreement with respect to any Indebtedness entered into by the Guarantor or any of its Subsidiaries in connection with the Leveraged Lease Transaction".

          Section 3. CONDITIONS PRECEDENT. This Amendment shall become effective and the Guarantee shall be amended on the date (the "AMENDMENT EFFECTIVE DATE") on which the Facility Agent shall have executed the Amendment and shall have received from the Guarantor, the Borrower and the Majority Banks a copy of this Amendment (whether the same or different copies) duly executed and delivered by the Guarantor, the Borrower and the Banks. Notwithstanding the preceding sentence, this Amendment shall not become effective and the Guarantee shall not be amended on the Amendment Effective Date (a) if a Potential Event of Default or an Event of Default has occurred and is continuing on such date and (b) unless, except as disclosed in the Guarantor's filings with the Securities and Exchange Commission pursuant to the Exchange Act of 1934, the representations and warranties of the Guarantor contained in the Loan Documents are true and correct in all material respects as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date). The Facility Agent shall notify the Banks of the Amendment Effective Date promptly following the effectiveness of this Amendment.


                           AMENDMENT ONE TO GUARANTEE

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          Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Guarantee are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by facsimile signature, all of which taken together shall constitute one and the same original instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of England.

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                           AMENDMENT ONE TO GUARANTEE

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                       EDISON MISSION ENERGY

                                       By:  /s/ Cynthia S. Dubin
                                           -----------------------------
                                       Name:    Cynthia S. Dubin
                                       Title: Vice President
                                       Date:    August 24, 2000

                                       EME FINANCE UK LIMITED

                                       By: /s/ James Courtis - Pond
                                       Name:    James Courtis - Pond
                                       Title: Director
                                       Date:    August 24, 2000

                                       BARCLAYS BANK PLC, as Facility Agent
                                       for the Banks party to the Coal and CAPEX
                                       Facility Agreement

                                       By:  /s/ Duncan Nash
                                           -----------------------------
                                       Name:    Duncan Nash
                                       Title: Manager
                                       Date:   August 22, 2000

                                       BARCLAYS BANK PLC, on behalf of, and
                                       with the consent of, the Majority Banks

                                       By:  /s/  Duncan Nash
                                           -----------------------------
                                       Name:    Duncan Nash
                                       Title:   Manager
                                       Date:   August 22, 2000


                           AMENDMENT ONE TO GUARANTEE

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